SECURITIES & EXCHANGE COMMISSION

                         WASHINGTON, D.C. 20549


                                FORM 8-K


                             CURRENT REPORT


                Pursuant to Section 13 or 15 (d) of the
                     Securities Exchange Act of 1934

   Date of Report (Date of earliest event reported): January 22, 2003


                         CENTRAL COAST BANCORP
         -----------------------------------------------------
         (Exact name of registrant as specified in its charter)



STATE OF CALIFORNIA                   0-25418               77-0367061
-----------------------------        ----------           ----------------
(State or other jurisdiction)      (Commission file       (I.R.S. Employer
of incorporation or organization)      number)           Identification No.)



301 Main Street, Salinas, California                    93901
--------------------------------------                --------
(Address of Principal Executive Offices)             (Zip Code)

Registrants telephone number including area code:       (831) 422-6642
                                                    --------------------

                             Not Applicable
     -------------------------------------------------------------
     (Former name or former address, if changed since last report).

Item 5.  Other Events.

         The Registrant issued a press release dated January 22, 2003 announcing record net income for the year ended December 31, 2002. Net income for the year 2002 increased 10.7% to $10,528,000 from $9,509,000 in 2001. Diluted earnings per share for the year 2002 increased 10.9% to $1.12 from $1.01 in the prior year period. The earnings per share for the 2001 quarter have been adjusted for the 25% stock split distributed in February 2002.

Item 7.  FINANCIAL STATEMENTS AND EXHIBITS.

(a)   FINANCIAL STATEMENTS.

           Not Applicable.
(b)   PRO FORMA FINANCIAL INFORMATION.

           Not Applicable.
(c)   EXHIBITS.

           (99.1)    Press Release dated January 22, 2002

                               SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                                 CENTRAL COAST BANCORP


Date:  January 22, 2003                        By: /s/ ROBERT M.STANBERRY
                                                  ------------------------
                                                  Robert M. Stanberry, CFO

                             EXHIBIT INDEX

                                                             Sequential
Exhibit No.               Description                          Page No.
-----------               -----------                          --------

99.1                 Press Release dated January 22, 2003         5